UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2026

Enovix Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 25, 2026, Enovix Corporation (the “Company”) issued a press release announcing the release of its financial results for the fourth fiscal quarter and full year 2025. A copy of the press release is attached as Exhibit 99.1 to this report.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events
On February 25, 2026, the Company announced that the Company’s board of directors authorized an additional repurchase plan (the “2026 Repurchase Plan”) for the repurchase of up to $75 million shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). The 2026 Repurchase Plan is in addition to the repurchase plan previously announced by the Company on July 2, 2025 (the “2025 Repurchase Plan”). As of December 28, 2025, the Company had capacity to repurchase approximately $1.6 million shares of Common Stock remaining under the 2025 Repurchase Plan, and the 2025 Repurchase Plan expires at the end of 2026.
Under the 2026 Repurchase Plan, the Company may repurchase up to $75 million shares of Common Stock from time to time through open market purchases or through privately negotiated transactions, subject to market conditions, applicable legal requirements and other relevant factors. Open market repurchases may be structured to occur in accordance with the requirements of Rule 10b-18. The timing and number of shares of Common Stock repurchased pursuant to the 2026 Repurchase Plan will depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities.
The 2026 Repurchase Plan does not require the purchase of any minimum number of shares of Common Stock, has no expiration date, and repurchases may be initiated, suspended, or discontinued at any time without prior notice.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Q4 2025 and Full Year 2025 Financial Results Press Release dated February 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date:	February 25, 2026	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer